Exhibit 10(jj) HUMANA INC. COMPENSATION RECOUPMENT POLICY (Effective February 21, 2019) I. Policy and Scope The Board adopts this recoupment policy under which, upon the occurrence of certain events, the Company’s Officers may be required to repay to the Company certain cash and equity incentive-based compensation covered below. Upon the occurrence of a Triggering Event, the Administrator may, in its sole discretion, after evaluating the associated costs and benefits, recover all or any portion of the Recoverable Incentive paid to a Covered Employee during the Applicable Period. In addition, the Administrator may, in its sole discretion and in the reasonable exercise of its business judgment, determine whether and to what extent additional action is appropriate to address the circumstances surrounding such Triggering Event so as to minimize the likelihood of any recurrence and to impose such other discipline as it deems appropriate. II. Definitions For the purposes of this Policy, the following terms have the following meanings: A. “Administrator” means the Board, the Compensation Committee or such other committee of the Board that, at the relevant time, has authority for making determinations as to the compensation of senior executives. B. “Applicable Period” means (i) with respect to a Restatement, the three-year period preceding the date on which the Company is required to prepare a Restatement and (ii) with respect to Improper Conduct, the three-year period preceding the date on which the Administrator determines that Improper Conduct has occurred. C. “Board” means the Board of Directors of the Company. D. “Company” means Humana Inc. E. “Compensation Committee” means the Organization & Compensation Committee of the Board. F. “Covered Employee” means any Officer of the Company. G. “Improper Conduct” means the following conduct that, in the sole discretion of the Administrator, is likely to cause or has caused material financial, operational, or reputational harm to the Company, materially disrupt, damage, impair or interfere with the business of the Company or its affiliates, or have a significant, adverse reputational or economic impact on the Company or any of its affiliates or divisions: i. the commission of an act of fraud, misappropriation or embezzlement in the course of employment;

ii. the commission of a criminal act, whether or not in the workplace, that in the Administrator’s sole discretion, constitutes a felony or crime of comparable magnitude; iii. the material violation of a non-compete, non-solicitation, or confidentiality agreement; or iv. the willful and material breach of a Covered Employee’s obligations under the Company’s code of conduct relating to compliance with law or regulation H. “Incentive-Based Compensation” refers to each award of and payment (whether in cash, Company stock, or otherwise) of incentive compensation and other compensation the earning, payment or amount of which depends on the performance of the Company or any individual, product, service, or business unit, including but not limited to annual incentive compensation, awards under commission plans, and awards under the Company’s stock incentive plans, including but not limited to gains from the sale or disposition of securities. I. “Officer” shall include any individual who serves as a current or former “Officer” within the meaning set forth in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applied by the Administrator from time to time. J. “Policy” means this Humana Inc. Compensation Recoupment Policy. K. “Recoupment” means, to the extent permissible under law, offset from amounts otherwise credited, payable, or due, forfeiture or cancellation of awards or amounts deferred, and/or recovery or repayment, as applicable. L. “Recoverable Incentive” means (i) with respect to Recoupment relating to a Restatement, the amount of any Incentive-Based Compensation paid or provided during the Applicable Period that exceeds the amount or value that the Administrator determines, in its sole discretion, would have been payable or received in respect of Incentive-Based Compensation had the revised financial statement(s) reflected in the Restatement been applied to determine the Incentive-Based Compensation or been available to the market at the time such Incentive-Based Compensation was paid or (ii) with respect to Improper Conduct, any Incentive-Based Compensation received by the Covered Employee during and after the period in which such Improper Conduct occurred. In no event will the amount of the Recoverable Incentive exceed the total amount of Incentive- Based Compensation paid or granted during the Applicable Period. M. “Restatement” means the Company being required to undertake any material restatement (occurring after the effective date of this Policy) of any of its financial statements that have been filed with the Securities and Exchange Commission (the “SEC”) under the Exchange Act or the Securities Act of 1933, as amended. N. “Triggering Event” means either a Restatement or Improper Conduct by a Covered Employee. III. Administrator Discretion In exercising the discretion afforded to it under this Policy, the Administrator may consider any and all facts it considers relevant under all of the circumstances, including without limitation: (A) whether or not the Covered Employee engaged in Improper Conduct; (B) the likelihood of success of any recovery under this Policy under governing law as compared to the cost and effort involved; (C) whether the assertion of a claim may prejudice the interests of the Company, including in any related proceeding or investigation; (D) the passage of time since the occurrence of the Triggering Event; and (E) any pending legal proceeding relating to the Triggering Event. Subject to applicable law, the Administrator may seek to recoup any Recoverable Incentive by requiring any affected Covered Employee to repay such amount to the Company, by set-off, by forfeiture, by reducing future compensation, or by such other means or combination of means as the Administrator, in its sole discretion, determines to be appropriate. The Administrator has sole and absolute discretion with respect to interpretation and enforcement of this Policy and any interpretations or determinations made by the Administrator shall be final and binding on all affected individuals. This Policy will be interpreted and enforced, and appropriate disclosures and filings will be made, in a manner that is consistent with any applicable rules or regulations adopted by the SEC and the New York Stock Exchange pursuant to Section 10D of the Exchange Act, and any other applicable law (collectively, the “Applicable Rules”). To the extent the Applicable Rules require the Company to recover Incentive-Based Compensation in additional circumstances besides those specified herein, nothing in this Policy shall be deemed to restrict the right of the Company to recover Incentive-Based Compensation to the fullest extent required by the Applicable Rules. This Policy shall be deemed to be automatically amended, as of the date the Applicable Rules become effective with respect to the Company, to allow the Company to recover Incentive-Based Compensation to the extent required for this Policy to comply with the Applicable Rules. IV. Recoupment A. Restatement: In the event of a Restatement, the Administrator may recover up to the amount of the Recoverable Incentive received during the Applicable Period if, in the Administrator’s judgment and determination, the Covered Employee engaged in fraud, negligence or other misconduct that contributed to the need for the Restatement. For the avoidance of doubt, Restatement does not include any restatement required due to changes in accounting rules or standards or changes in applicable law, or retrospective revisions or reclassifications made to reflect a change in the structure or operations of the Company. B. Improper Conduct: In the event that a Covered Employee engages in Improper Conduct, the Administrator may recover up to the amount of the Recoverable Incentive during the Applicable Period. V. Method of Recovery The Administrator may effect Recoupment in any manner consistent with applicable law including, but not limited to, (a) seeking reimbursement of all or part of an award previously paid, (b) cancelling prior awards, whether vested or unvested or paid or unpaid, (c) cancelling or setting-off against planned future grants, and (d) any other method authorized by applicable law or contract. VII. Amendment and Termination The Administrator may, from time to time, suspend, discontinue, revise, amend or terminate this Policy in any respect whatsoever. Nothing in this Policy will be deemed to limit or restrict the Company from providing for recoupment, repayment and/or forfeiture of compensation (including Incentive-Based Compensation) under circumstances not set forth in this Policy. In all events, this Policy shall immediately terminate upon the consummation of a Change in Control (as defined in the Company’s Change in Control Policy). VIII. Effective Date This Policy shall be effective as of the date it is adopted by the Board (the “Effective Date”) and shall apply to compensation that is awarded or granted to Covered Employees on or after that date (and shall not apply to compensation that is granted or awarded before that date)